UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 27, 2017

LONG ISLAND ICED TEA CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37808	47-2624098
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12-1 Dubon Court, Farmingdale, NY 11735

(Address of Principal Executive Offices) (Zip Code)

(855) 542-2832

(Registrant’s Telephone Number, Including Area Code)

116 Charlotte Avenue, Hicksville, NY 11801

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 27, 2017, Long Island Iced Tea Corp. (the “Company”) completed a bridge financing, pursuant to which the Company received cash of $750,000 (the “Financing Amount”), less certain fees as described below. The bridge financing is pursuant to an Agreement for the Purchase and Sale of Future Receipts (“Agreement”) with Radium2 Capital Inc. (“Radium”). The Agreement provides for the Company to sell to Radium, without recourse, 15% (the “Specified Percentage”) of the proceeds from the Company’s future sales (the “Future Receipts”), up to a total amount of $986,250, for a purchase price equal to the Financing Amount. The Company incurred estimated expenses of $10,000 in connection with this Agreement, including an origination fee of $7,500, which was deducted from the Financing Amount. The Agreement further provides for a 15% discount on the amount of Future Receipts to be paid to Radium, if the entire amount is paid in full within 126 business days from the date of funding.

The Specified Percentage of the Future Receipts will be paid by the Company to Radium on a weekly basis. The Agreement contains certain customary events of default, including the Company interfering with Radium’s right to collect the weekly amount, the Company materially violating any term or covenant of the Agreement, and the Company using multiple depository accounts without the prior written consent of Radium. If an event of default occurs, the Specified Percentage will become 100% and the full uncollected Purchase Amount will become immediately due and payable.

There is no payment schedule and the Company will have no obligation to pay any amount to Radium, except to the extent of its Future Receipts as described above. However, the Company’s management expects that the obligation to pay the Future Receipts will be classified as indebtedness under applicable accounting principles.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2017

LONG ISLAND ICED TEA CORP.

By:	/s/ Philip Thomas
Name:	Philip Thomas
Title:	Chief Executive Officer

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